UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: August 9, 2002
(Date of earliest event reported)

VIB Corp

(Exact Name of Registrant as Specified in Its Charter)

California

(State or other Jurisdiction of Incorporation)

333-43021	33-0780371

(Commission File Number)	(IRS Employer Identification Number)

1498 Main Street, El Centro, California	92243

(Address of Principal Executive Offices)	(Zip Code)

(760) 337-3200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.
SIGNATURES
Exhibit 99.1
Exhibit 99.2

Item 9. Regulation FD Disclosure.

     Registrant hereby files as Exhibits 99.1 and 99.2 the Certifications required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit No.

99.1	Certification of Mr. Dennis L. Kern pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

99.2	Certification of Mr. Harry G. Gooding, III pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIB CORP

Date: August 9, 2002

	By:	/s/ Dennis L. Kern

Dennis L. Kern, President and Chief Executive Officer

	By:	/s/ Harry G. Gooding, III

Harry G. Gooding, III, Executive Vice President and Chief Financial Officer

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